Dear Shareholders:
-------------------------------------------------------------------------------

   Small cap stocks had an excellent second quarter, outperforming the large cap dominated unmanaged Standard & Poor's 500 Stock Price Index ("S & P 500"). The Fund had a total return of 7.99%* compared to a gain of 7.06% for the S & P 500. For the six month period ended June 30, 1999, the Fund had a total return of 2.18%* compared to a gain of 12.39% for the S & P 500 and a gain of 8.56% for the average small cap fund monitored by Lipper, Inc.

Portfolio Review

   The small cap sector of the market is very attractive on a valuation basis, if one excludes the influence of the "internet craze". Our philosophy is to buy companies that have proven technologies, unique market segments, and an expectation of profitability.

   We are not buyers of the "no earnings, concept stocks". This does, however, put us at a competitive disadvantage when these stocks, with no track record, begin to dominate the small cap indices, such as the Russell 2000. We do not buy initial public offerings (IPO's), and we do not compete in the "day trade" stocks. Our objective is to buy those companies with good management, accelerating earnings, and prospects for attractive growth.

   We have been successful in the technology sector with Cymer, Inc., the dominant supplier to lithography companies that etch computer chips. VISX, Inc., the leading supplier of excimer lasers for the correction of near-sightedness, was also a big winner in the quarter. E.W. Blanch Holdings, Inc., a leading insurance brokerage company, continues to post higher earnings, as it capitalizes on specialized insurance segments.

   The reason we are citing these companies as examples, is that they are dominant players in specialized segments of the economy that best represent the type of company we wish to own for our Fund.

   What did hurt performance in the second quarter, was our commitment to the finance sector, where smaller, well-capitalized banks and insurance companies remained out of favor.

Market Outlook

   Given the types of stocks that outperformed in the quarter, the Lexington SmallCap Fund held its own. We expect to continue to do well as the small cap sector of the market sells at a significant discount to the larger cap stocks that have dominated the market's performance.

   We will not perform as well if the more speculative internet stocks continue to dominate and capture investor's enthusiasm. Our goal is to play the game we know, and we have done that well. We believe the market will continue to rotate toward the mid and smaller sized companies, and we are well positioned to capitalize on that move.

Year 2000 -- Investment Decisions

   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexington funds.com.

Sincerely,

/s/ Frank A. Peluso      /s/  Alan H. Wapnick          /s/ Robert M. DeMichele

Frank A. Peluso          Alan H. Wapnick               Robert M. DeMichele
Portfolio Manager        Portfolio Manager             President
August, 1999             August, 1999                  August, 1999

* 4.30% and 10.48% are the one year and since commencement (01/02/96) average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)

      [PIE CHARTS APPEAR HERE]

                                Asset Allocation
      Common Stocks                 90%
      Cash & Cash Equivalents        5%

      [PIE CHARTS APPEAR HERE]

                                  Top Sector
      Financial Services            13%
      Services                      13%
      Capital Equipment             12%
      Health & Personal Care        12%
      Banking                        8%
      Construction                   4%

                      Top Ten Holdings (33% of Portfolio)

 1.  Cymer, Inc. - Capital Equipment
 2.  Astec Industries, Inc. - Machinery & Machine Tools
 3.  Foremost Corporation of America - Financial Services
 4.  MedImmune, Inc. - Medical Products & Supplies
 5.  National Computer Systems, Inc. - Computers Systems
 6.  E. W. Blanch Holdings, Inc. - Financial Services
 7.  Zions Bancorporation - Banking
 8.  Aquarion Company - Utilities
 9.  PBOC Holdings, Inc. - Banking
 10. Cerus Corporation - Health & Personal Care

Lexington SmallCap Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

 Number of                                                              Value
  Shares                           Security                            (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCK: 94.5%
           Banking: 7.8%
  23,500   PBOC Holdings, Inc./2/.............................        $  232,797
   5,600   TrustCo Bank Corporation NY........................           150,325
   4,000   Zions Bancorporation...............................           254,500
                                                                      ----------
                                                                         637,622
                                                                      ----------
           Capital Equipment: 11.6%
  14,100   Cymer, Inc./2/.....................................           352,500
   5,500   Dionex Corporation/2/..............................           222,234
   8,700   Fisher Scientific International, Inc./2/...........           194,119
   4,200   The Manitowoc Company, Inc.........................           174,825
                                                                      ----------
                                                                         943,678
                                                                      ----------
           Computer Systems: 3.2%
   7,800   National Computer Systems, Inc.....................           263,006
                                                                      ----------

           Construction & Housing: 4.4%
   5,500   Granite Construction, Inc..........................           161,219
   9,300   Insituform Technologies/2/.........................           200,241
                                                                      ----------
                                                                         361,460
                                                                      ----------
           Consumer Durable Goods: 2.1%
   7,600   La-Z-Boy Inc./2/...................................           174,800
                                                                      ----------

           Consumer Nondurable Goods: 2.1%
   7,000   J & J Snack Foods Corporation/2/...................           169,094
                                                                      ----------

           Electrical & Electronics: 2.0%
   9,000   Structural Dynamics Research Corporation/2/........           165,375
                                                                      ----------

           Environmental Technology: 2.1%
   2,000   Alliant Techsystems Inc./2/........................           173,000
                                                                      ----------

           Financial Services: 12.9%
   3,800   E.W. Blanch Holdings, Inc..........................           259,112
  13,000   Foremost Corporation of America....................           286,000
   4,000   Gallagher (Arthur J.) & Company....................           198,000
     900   Markel Corporation/2/..............................           168,300
   8,000   Pxre Corporation...................................           145,000
                                                                      ----------
                                                                       1,056,412
                                                                      ----------
           Health & Personal Care: 12.4%
  10,400   Cerus Corporation/2/...............................           230,100
   6,750   Osteotech, Inc./2/.................................           194,273
   8,600   Roberts Pharmaceutical Corporation/2/..............           208,550
   5,100   Syncor International Corporation/2/................           182,325
   2,500   VISX, Inc./2/......................................           198,203
                                                                      ----------
                                                                       1,013,451
                                                                      ----------

 Number of                                                            Value
  Shares                          Security                           (Note 1)
------------------------------------------------------------------------------
           Machinery & Machine Tools: 3.5%
   7,000   Astec Industries, Inc./2/.........................       $  287,875
                                                                    ----------

           Medical Products & Supplies: 3.3%
   4,000   MedImmune, Inc./2/................................          271,625
                                                                    ----------

           Merchandising: 4.3%
   6,000   Chico's Fas, Inc./2/..............................          141,375
   5,800   Shopkp Stores, Inc./2/............................          210,250
                                                                    ----------
                                                                       351,625
                                                                    ----------
           Precious Metals: 2.1%
   5,350   Stillwater Mining Company/2/......................          174,878
                                                                    ----------

           Retail--Specialty: 2.5%
   4,000   O'Reilly Automotive, Inc./2/......................          201,250
                                                                    ----------

           Services: 12.7%
   5,600   Applebee's International, Inc./2/.................          169,400
   2,000   Catalina Marketing Corporation/2/.................          184,000
   6,000   Foodmaker, Inc./2/................................          170,250
   3,600   Landstar System, Inc./2/..........................          129,937
  17,500   Taco Cabana, Inc. "A"/2/..........................          179,375
   3,500   The Bisys Group, Inc./2/..........................          204,859
                                                                    ----------
                                                                     1,037,821
                                                                    ----------
           Technology Related: 0.0%
   8,700   ProcureNet/1/,/2/.................................            1,305
                                                                    ----------

           Telecommunications: 2.6%
   4,400   WinStar Communications, Inc./2/...................          214,638
                                                                    ----------

           Utilities: 2.9%
   6,750   Aquarion Company..................................          234,563
                                                                    ----------
           TOTAL INVESTMENTS: 94.5%
            (cost $6,393,013+) (Note 1)......................        7,733,478
           Other assets in excess of
            liabilities: 5.5%................................          448,251
                                                                    ----------
           TOTAL NET ASSETS: 100.0%
            (equivalent to $12.16 per share on 672,647 shares
            outstanding) ....................................       $8,181,729
                                                                    ==========

--------
/1/Illiquid security (Note 7).
/2/Non-income producing security.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $6,393,013) (Note1)................... $7,733,478
Cash..............................................................    306,910
Receivable for investment securities sold.........................    162,500
Dividends and interest receivable.................................      5,262
Deferred organization expense, net (Note 1).......................     18,085
                                                                   ----------
   Total Assets...................................................  8,226,235
                                                                   ----------
Liabilities
Due to Lexington Management Corporation
 (Note 2).........................................................     10,559
Accrued expenses..................................................     33,947
                                                                   ----------
   Total Liabilities..............................................     44,506
                                                                   ----------
Net Assets (equivalent to $12.16 per share on 672,647 shares outstanding) (Note 4)............................................ $8,181,729
                                                                   ==========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share........................................................ $      673
Additional paid-in-capital........................................  6,679,839
Accumulated net investment loss...................................   (103,115)
Accumulated net realized gain on investments......................    263,867
Unrealized appreciation of investments............................  1,340,465
                                                                   ----------
   Total Net Assets............................................... $8,181,729
                                                                   ==========

Lexington SmallCap Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends.................................................  $ 22,420
 Interest..................................................     4,855
                                                             --------
                                                               27,275
 Less: foreign tax expense.................................       209
                                                             --------
 Total investment income...................................           $ 27,066
Expenses
 Investment advisory fee (Note 2)..........................    38,981
 Printing and mailing expenses.............................    12,266
 Professional fees.........................................    10,501
 Directors' fees and expenses..............................    10,191
 Registration fees.........................................     9,039
 Transfer agent and shareholder servicing expenses (Note
  2).......................................................     8,329
 Distribution expenses (Note 3)............................     7,051
 Amortization of deferred organization costs...............     4,507
 Accounting expenses (Note 2)..............................     3,355
 Computer processing fees..................................     2,518
 Custodian expenses........................................       756
 Other expenses............................................     4,558
                                                             --------
   Total expenses..........................................   112,052
   Less: expenses recovered under contract with investment
  adviser (Note 2).........................................     7,548  104,504
                                                             -------- --------
 Net investment loss.......................................            (77,438)
Realized and Unrealized Gain on Investments (Note 5)
Net realized gain on investments...........................   151,047
Net change in unrealized appreciation of investments.......   102,521
                                                             --------
Net realized and unrealized gain...........................            253,568
                                                                      --------
Increase in Net Assets Resulting from Operations...........           $176,130
                                                                      ========

  The Notes to Financial Statements are an integral part of these statements.

Lexington SmallCap Fund, Inc.
Statements of Changes in Net Assets

                                              Six months ended
                                               June 30, 1999      Year ended
                                                (unaudited)    December 31, 1998
                                              ---------------- -----------------
Net investment loss.........................     $  (77,438)      $  (137,688)
Net realized gain from investment
 transactions...............................        151,047           147,548
Net change in unrealized appreciation of
 investments................................        102,521           579,945
                                                 ----------       -----------
 Net increase in net assets resulting from
  operations................................        176,130           589,805
Distributions to shareholders from net
 realized gains from security transactions..            --           (150,156)
Decrease in net assets from capital share
 transactions (Note 4)......................       (166,889)       (1,831,934)
                                                 ----------       -----------
 Net increase (decrease) in net assets......          9,241        (1,392,285)

Net Assets:
 Beginning of period........................      8,172,488         9,564,773
                                                 ----------       -----------
 End of period (including accumulated net
  investment loss of $103,115 and and
  $25,677, in 1999 and 1998, respectively)..     $8,181,729       $88,172,488
                                                 ==========       ===========

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington SmallCap Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington SmallCap Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1996. The Fund's investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

  Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1998, reclassifications

Lexington SmallCap Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued) were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

  Deferred Organization Expenses Organization expenses aggregating $52,837 have been deferred and are being amortized on a straight line basis over five years. At June 30, 1999, the amount remaining to be amortized was $18,085.

  Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with an affiliate, Market Systems Research Advisors, Inc. ("MSR"), under which MSR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. Total reimbursement was $7,548 for the six months ended June 30, 1999, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $6,797 which were incurred by the Fund, but paid by LMC.

3.Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1999 were $7,051 and are set forth in the statement of operations.

4.Capital Stock

Transactions in capital stock were as follows:

                                    Six months ended
                                      June 30, 1999          Year ended
                                       (unaudited)       December 31, 1998
                                    ------------------  ---------------------
                                    Shares    Amount     Shares     Amount
                                    -------  ---------  --------  -----------
Shares sold........................  30,714  $ 358,450    85,447  $   946,635
Shares issued on reinvestment of
 dividends.........................    --         --      14,369      149,458
                                    -------  ---------  --------  -----------
                                     30,714    358,450    99,816    1,096,093
Shares redeemed.................... (44,905)  (525,339) (252,697)  (2,928,027)
                                    -------  ---------  --------  -----------
Net decrease....................... (14,191) $(166,889) (152,881) $(1,831,934)
                                    =======  =========  ========  ===========

Lexington SmallCap Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $4,209,147 and $4,633,118, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,492,024 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $151,559.

6.Year 2000 Compliance Risk

The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

7.Illiquid Securities

Pursuant to the guidelines adopted by the Fund's Board of Directors, the following security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

                                                Initial                 Percent
                                              Acquisition        Market of Net
Security                                         Date     Shares Value  Assets
--------                                      ----------- ------ ------ -------
ProcureNet...................................  03/30/99   8,700  $1,305  .02%
                                                                 ======  ====

-------------------------------------------------------------------------------
Lexington SmallCap Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                                     January
                                                                     2, 1996
                                                                  (commencement
                                                                       of
                                                  Year ended       operations)
                               Six months ended  December 31,          to
                                June 30, 1999   ----------------  December 31,
                                 (unaudited)     1998     1997        1996
                               ---------------- -------  -------  -------------
Net asset value, beginning of
 period.......................      $11.90       $11.39   $11.73      $10.00

                                    ------       ------   ------      ------
Income (loss) from investment
 operations:
 Net investment loss..........       (0.12)       (0.02)   (0.19)      (0.18)
 Net realized and unrealized
  gain on investments.........        0.38         0.75     1.41        1.94

                                    ------       ------   ------      ------
Total income from investment
 operations...................        0.26         0.73     1.22        1.76

                                    ------       ------   ------      ------
Distributions from net
 realized gains...............        --          (0.22)   (1.56)      (0.03)

                                    ------       ------   ------      ------
Net asset value, end of
 period.......................      $12.16       $11.90   $11.39      $11.73

                                    ======       ======   ======      ======
Total return..................       4.45%*       6.73%   10.47%      17.50%

Ratio to average net assets:
 Expenses, before
  reimbursement or waivers....       2.87%*       2.92%    2.57%       3.04%
 Expenses, net of
  reimbursement or waivers....       2.68%*       2.59%    2.57%       2.48%
 Net investment loss, before
  reimbursement or waivers....      (2.18)%*     (2.00)%  (1.78)%     (2.34)%
 Net investment loss..........      (1.99)%*     (1.67)%  (1.78)%     (1.78)%
Portfolio turnover rate.......     111.66%*     145.94%   39.09%      60.92%
Net assets, end of period
 (000's omitted)..............     $8,182       $8,172   $9,565      $8,061

-------
*Annualized.

Lexington
SmallCap Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
---------------------------------------
MARKET SYSTEMS RESEARCH ADVISERS, INC.
80 Maiden Lane
New York, New York 10038

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK
    AND
    TRUST COMPANY
    c/o National
    Financial Data
    Services
    330 West Ninth
    Street
    Kansas City,
    Missouri 64105

    Or call toll free:
    Service and Sales:
    1-800-526-0056
    24 Hour Account
    Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington SmallCap Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX287-SAR6/99

                                                       LEXINGTON
                                                       SMALLCAP
                                                       FUND,INC.
                                    --------------------------------------------
                                    Seeks long-term capital appreciation through
                                      investment in common stocks of companies
                                    domiciled in the United States with a market
                                       capitalization of less than $1 billion.
                                    --------------------------------------------

                                                   Semi-Annual Report
                                                      June 30, 1999


                                                  The Lexington Group
                                                       of No-Load
                                                 Investment Companies


                                              LOGO LEXINGTON APPEARS HERE